UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 13, 2011

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida		33166
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On September 13, 2011, members of Benihana Inc.’s senior management will present to investors the information about Benihana Inc. described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated by reference herein and such slides may be presented in the future in connection with management presentations concerning the Company.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Exhibit
99.1	Slides from Benihana Inc.’s presentation to investors to be made on September 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: September 13, 2011	By: /s/ J. David Flanery
J. David Flanery
Chief Financial Officer